                                                                    Exhibit 99.1

                               ABS NEW TRANSACTION

                             FREE WRITING PROSPECTUS

                          $[407,688,000] (APPROXIMATE)
                                      OWNIT
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                  SERIES 2006-6

                      MERRILL LYNCH MORTGAGE LENDING, INC.
                               SELLER AND SPONSOR

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                          OWNIT MORTGAGE SOLUTIONS INC.
                                   ORIGINATOR

                            LITTON LOAN SERVICING LP
                                    SERVICER

                               LASALLE BANK, N.A.
                                     TRUSTEE

                              SEPTEMBER [12], 2006

                                IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-130545) for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the tollfree number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding
   Principal Balance                          $16,663,571
Aggregate Original Principal
   Balance                                    $16,663,900
Number of Mortgage Loans                               73

                                   MINIMUM      MAXIMUM          AVERAGE (1)
                                 ----------   -----------   --------------------
Original Principal Balance        $34,400      $723,750           $228,273
Outstanding Principal Balance     $34,379      $723,750           $228,268

                                   MINIMUM      MAXIMUM     WEIGHTED AVERAGE (2)
                                 ----------   -----------   --------------------
Original Term (mos)                   180             360              359
Stated remaining Term (mos)           180             360              358
Loan Age (mos)                          0               5                1
Current Interest Rate               6.625%         12.125%           8.100%
Initial Interest Rate Cap(4)        3.000%          3.000%           3.000%
Periodic Rate Cap(4)                1.000%          1.000%           1.000%
Gross Margin(4)                     5.625%          8.000%           6.585%
Maximum Mortgage Rate(4)           12.625%         16.750%          13.857%
Minimum Mortgage Rate(4)            6.625%         10.750%           7.857%
Months to Roll(4)                      22              58               29
Original Loan-to-Value              22.86%         100.00%           80.30%
Combined Loan-to-Value              55.00%         100.00%           96.48%
Credit Score (3)                      545             774              663

                                  EARLIEST       LATEST
                                 ----------   -----------
Maturity Date                    09/01/2021    09/01/2036

                                   PERCENT OF
                                 MORTGAGE POOL
                                 -------------
LIEN POSITION
1st Lien                             92.41%
2nd Lien                              7.59%

OCCUPANCY
Primary                              96.90%
Second Home                           0.00%
Investment                            3.10%

LOAN TYPE
Fixed Rate                           21.18%
ARM                                  78.82%

AMORTIZATION TYPE
Fully Amortizing                      9.36%
Interest Only                        15.13%
15/30 Balloon                         0.00%
30/40 Balloon                         6.52%

                                   PERCENT OF
                                 MORTGAGE POOL
                                 -------------
YEAR OF ORIGINATION
2004                                  0.00%
2005                                  0.00%
2006                                100.00%

LOAN PURPOSE
Purchase                             77.52%
Refinance - Rate Term                 0.00%
Refinance - Cashout                  22.48%

PROPERTY TYPE
Single Family Residence               0.00%
Condominium                           0.00%
Planned Unit Development              0.00%
2-4 Family                          100.00%
Townhouse                             0.00%

(1)  Sum of Principal Balance divided by total number of loans.

(2)  Weighted by Outstanding Principal Balance.

(3)  Minimum and Weighting only for loans with scores.

(4)  ARM Loans only

MORTGAGE RATES

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF                  MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
MORTGAGE RATES              LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
 6.501% to  7.000%            11      4,028,924     24.18      6.890      698      366,266      77.25     44.58     54.75   57.70
 7.001% to  7.500%            11      3,384,955     20.31      7.310      672      307,723      77.00     48.96     55.87    0.00
 7.501% to  8.000%            11      2,253,105     13.52      7.942      632      204,828      80.08     47.26     91.30    8.70
 8.001% to  8.500%            11      2,506,596     15.04      8.300      658      227,872      76.96     48.31     78.01    0.00
 8.501% to  9.000%            12      1,802,993     10.82      8.755      650      150,249      79.67     41.18     77.26    0.00
 9.001% to  9.500%             1        102,936      0.62      9.125      767      102,936     100.00     39.76    100.00    0.00
 9.501% to 10.000%             6      1,169,876      7.02      9.688      635      194,979      83.79     50.26    100.00    0.00
10.001% to 10.500%             1        142,415      0.85     10.250      670      142,415     100.00     55.35    100.00    0.00
10.501% to 11.000%             2        590,973      3.55     10.799      615      295,486     100.00     54.73    100.00    0.00
11.001% to 11.500%             4        474,419      2.85     11.425      652      118,605     100.00     46.87      0.00    0.00
11.501% to 12.000%             2        143,379      0.86     11.750      628       71,690      96.20     50.98    100.00    0.00
12.001% to 12.500%             1         63,000      0.38     12.125      627       63,000     100.00     55.00    100.00    0.00
                             ---     ----------    ------     ------      ---      -------     ------     -----    ------   -----
TOTAL:                        73     16,663,571    100.00      8.100      663      228,268      80.30     47.01     70.30   15.13
                             ===     ==========    ======     ======      ===      =======     ======     =====    ======   =====

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.50% per annum to 11.500% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 7.897% per annum.

REMAINING MONTHS TO STATED MATURITY

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF                  MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
REMAINING TERMS (MONTHS)    LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
169 to 180                     1         50,183      0.30      8.875      611       50,183      59.58     11.11    100.00    0.00
349 to 360                    72     16,613,388     99.70      8.097      663      230,741      80.36     47.11     70.21   15.17
                             ---     ----------    ------      -----      ---      -------      -----     -----    ------   -----
TOTAL:                        73     16,663,571    100.00      8.100      663      228,268      80.30     47.01     70.30   15.13
                             ===     ==========    ======      =====      ===      =======      =====     =====    ======   =====

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 176 months to 360 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 358 months.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
RANGE OF ORIGINAL            OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
MORTGAGE LOAN PRINCIPAL   MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
BALANCES                    LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
$50,000 or less                3        121,372      0.73      9.580      644       40,457      69.49     51.51    100.00     0.00
$50,001 to $100,000           14      1,109,882      6.66      8.830      631       79,277      81.57     39.52     84.77     9.01
$100,001 to $150,000          21      2,624,626     15.75      9.209      642      124,982      85.94     48.52     71.43     0.00
$150,001 to $200,000           7      1,220,148      7.32      7.569      666      174,307      79.34     46.29     83.94    16.06
$200,001 to $250,000           3        688,047      4.13      8.440      671      229,349      80.00     46.46     67.45     0.00
$250,001 to $300,000           2        550,100      3.30      7.318      648      275,050      77.29     51.33    100.00     0.00
$300,001 to $350,000           2        621,967      3.73      8.657      620      310,983      72.69     53.07    100.00     0.00
$350,001 to $400,000           6      2,320,780     13.93      7.275      671      386,797      78.40     47.14     66.43    49.41
$400,001 to $450,000           5      2,165,578     13.00      7.814      686      433,116      76.03     48.95     39.66     0.00
$450,001 to $500,000           5      2,367,821     14.21      8.926      665      473,564      84.01     49.51     79.73     0.00
$500,001 to $550,000           3      1,579,500      9.48      7.329      691      526,500      83.19     47.85     33.90    32.16
$550,001 to $600,000           1        570,000      3.42      6.990      640      570,000      75.00     47.88    100.00   100.00
$600,001 to $650,000           0              0        --         --        0            0         --        --      0.00     0.00
$650,001 to $700,000           0              0        --         --        0            0         --        --      0.00     0.00
$700,001 to $750,000           1        723,750      4.34      6.750      687      723,750      75.00     28.48    100.00     0.00
$750,001 to $800,000           0              0        --         --        0            0         --        --      0.00     0.00
$800,001 to $850,000           0              0        --         --        0            0         --        --      0.00     0.00
$850,001 to $900,000           0              0        --         --        0            0         --        --      0.00     0.00
$900,001 to $950,000           0              0        --         --        0            0         --        --      0.00     0.00
$950,001 to $1,000,000         0              0        --         --        0            0         --        --      0.00     0.00
                             ---     ----------    ------      -----      ---      -------      -----     -----    ------   ------
TOTAL:                        73     16,663,571    100.00      8.100      663      228,268      80.30     47.01    70.30     15.13
                             ===     ==========    ======      =====      ===      =======      =====     =====    ======   ======

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $44,416 to approximately $1,021,946 and the average outstanding principal balance of the Mortgage Loans was approximately $166,044.

PRODUCT TYPES

                           NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE    BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
PRODUCT TYPES               LOANS   OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  -----------  --------  --------  -----------  --------  --------  -------  -------
15 Year Fixed Loans            1         50,183  0.301152683    8.875     611       50,183       59.58    11.11     100.00     0.00
2/28 LIBOR Loans               6      2,344,340        14.07    6.959     691      390,723       78.00    46.73      39.99    94.90
2/28 LIBOR Loans (45
   Year Amortization)         12      4,217,174        25.31    7.478     670      351,431       78.91    45.23      57.63     0.00
30 Year Fixed Loans            8      1,176,854         7.06    8.429     645      147,107       78.15    43.94      87.90     0.00
30/40 Balloon Loans           11      1,087,253         6.52   10.750     673       98,841       99.50    50.01      69.47     0.00
30/45 Balloon Loans            9      1,215,385         7.29    8.001     617      135,043       78.29    48.09     100.00     0.00
3/27 LIBOR Loans               4        312,689         1.88    8.084     679       78,172       74.68    39.26      75.06    31.98
3/27 LIBOR Loans (45
   Year Amortization)         21      6,063,694        36.39    8.460     657      288,747       80.00    49.10      83.40     0.00
5/25 LIBOR Loans               1        196,000         1.18    7.750     735      196,000       80.00    40.17       0.00   100.00
                             ---     ----------  -----------   ------     ---      -------       -----    -----     ------   ------
TOTAL:                        73     16,663,571       100.00    8.100     663      228,268       80.30    47.01      70.30    15.13
                             ===     ==========  ===========   ======     ===      =======       =====    =====     ======   ======

AMORTIZATION TYPE

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
AMORTIZATION TYPE           LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
Fully Amortizing              13      1,559,365      9.36      8.374      657      119,951      77.93     42.28    78.19      0.00
Balloon                       53     12,583,505     75.52      8.284      659      237,425      81.16     47.79    75.16      0.00
60 Month Interest-Only         7      2,520,700     15.13      7.010      691      360,100      77.49     46.04    41.16    100.00
                             ---     ----------    ------      -----      ---      -------      -----     -----    -----    ------
TOTAL:                        73     16,663,571    100.00      8.100      663      228,268      80.30     47.01    70.30     15.13
                             ===     ==========    ======      =====      ===      =======      =====     =====    =====    ======

ADJUSTMENT TYPE

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
ADJUSTMENT TYPE             LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
ARM                           44     13,133,897     78.82      7.857      669      298,498      79.17     47.07    65.93    19.19
Fixed Rate                    29      3,529,674     21.18      9.003      643      121,713      84.51     46.77    86.56     0.00
                             ---     ----------    ------      -----      ---      -------      -----     -----    -----    -----
TOTAL:                        73     16,663,571    100.00      8.100      663      228,268      80.30     47.01    70.30    15.13
                             ===     ==========    ======      =====      ===      =======      =====     =====    =====    =====

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
GEOGRAPHIC                MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
DISTRIBUTION                LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC      IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
California                    23      8,067,934     48.42      7.580      681      350,780      80.21     46.30     49.38   27.57
Connecticut                    1         34,379      0.21     11.750      601       34,379     100.00     54.22    100.00    0.00
Florida                        2        276,260      1.66      8.313      596      138,130      65.03     43.89     49.80    0.00
Georgia                        1         96,000      0.58      9.000      608       96,000      80.00     39.02    100.00    0.00
Illinois                       1        216,127      1.30      8.625      670      216,127      80.00     54.46    100.00    0.00
Massachusetts                 13      3,943,574     23.67      9.165      654      303,352      83.55     48.62     94.32    0.00
Michigan                       2        224,985      1.35      8.542      615      112,493      91.11     38.38    100.00    0.00
Minnesota                      1        149,600      0.90      7.875      649      149,600      80.00     51.11    100.00    0.00
New Jersey                     1        302,000      1.81      7.500      623      302,000      64.95     53.19    100.00    0.00
Ohio                           4        460,213      2.76      7.580      668      115,053      80.00     47.60     74.00    0.00
Oregon                         3        376,500      2.26      7.913      659      125,500      70.47     44.81     47.94   52.06
Pennsylvania                   4        380,616      2.28      8.073      581       95,154      74.09     43.06    100.00    0.00
Rhode Island                   2        311,942      1.87      8.333      679      155,971      84.10     54.98    100.00    0.00
Tennessee                      1        108,800      0.65      7.500      681      108,800      80.00     51.02    100.00    0.00
Washington                     6        968,058      5.81      7.864      650      161,343      80.56     49.21    100.00    0.00
Wisconsin                      8        746,583      4.48      8.457      636       93,323      78.40     41.01     75.09   13.39
                             ---     ----------    ------      -----      ---      -------      -----     -----    -----    -----
TOTAL:                        73     16,663,571    100.00      8.100      663      228,268      80.30     47.01     70.30   15.13
                             ===     ==========    ======      =====      ===      =======      =====     =====    =====    =====

No more than approximately 0.42% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

ORIGINAL LOAN-TO-VALUE RATIOS

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF ORIGINAL         MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
LOAN-TO-VALUE RATIOS        LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
50.00% or less                 1         48,000      0.29      7.990      646       48,000      22.86     52.05    100.00    0.00
50.01% to 55.00%               1        137,587      0.83      8.250      545      137,587      55.00     37.58    100.00    0.00
55.01% to 60.00%               1         50,183      0.30      8.875      611       50,183      59.58     11.11    100.00    0.00
60.01% to 65.00%               2        402,000      2.41      7.345      640      201,000      64.64     49.83    100.00   24.88
65.01% to 70.00%               0              0        --         --        0            0         --        --      0.00    0.00
70.01% to 75.00%              14      4,671,584     28.03      7.454      663      333,685      74.90     44.52     78.65   20.07
75.01% to 80.00%              37      8,861,133     53.18      7.930      675      239,490      79.96     48.19     60.76   16.74
80.01% to 85.00%               1         93,500      0.56      9.000      553       93,500      85.00     26.89    100.00    0.00
85.01% to 90.00%               1        535,500      3.21      7.990      592      535,500      90.00     43.65    100.00    0.00
90.01% to 95.00%               1        109,000      0.65     11.750      636      109,000      95.00     49.96    100.00    0.00
95.01% to 100.00%             14      1,755,084     10.53     10.579      653      125,363     100.00     50.51     72.97    0.00
                             ---     ----------    ------     ------      ---      -------      -----     -----    ------   -----
TOTAL:                        73     16,663,571    100.00      8.100      663      228,268      80.30     47.01     70.30   15.13
                             ===     ==========    ======     ======      ===      =======      =====     =====    ======   =====

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 18.52% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for suc

COMBINED LOAN-TO-VALUE RATIOS

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF COMBINED         MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
LOAN-TO-VALUE RATIOS        LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
50.01% to 55.00%               1        137,587      0.83      8.250      545      137,587      55.00     37.58    100.00    0.00
55.01% to 60.00%               1         50,183      0.30      8.875      611       50,183      59.58     11.11    100.00    0.00
60.01% to 65.00%               2        402,000      2.41      7.345      640      201,000      64.64     49.83    100.00   24.88
65.01% to 70.00%               0              0        --         --        0            0         --        --      0.00    0.00
70.01% to 75.00%               3        319,733      1.92      8.002      554      106,578      73.52     45.21    100.00    0.00
75.01% to 80.00%               5        683,268      4.10      8.436      666      136,654      80.00     47.17    100.00    0.00
80.01% to 85.00%               1         93,500      0.56      9.000      553       93,500      85.00     26.89    100.00    0.00
85.01% to 90.00%               1        535,500      3.21      7.990      592      535,500      90.00     43.65    100.00    0.00
90.01% to 95.00%               5      1,389,235      8.34      7.741      675      277,847      78.38     46.11     63.72   54.96
95.01% to 100.00%             54     13,052,565     78.33      8.140      670      241,714      81.08     47.57     65.95   12.70
                             ---     ----------    ------      -----      ---      -------      -----     -----    ------   -----
TOTAL:                        73     16,663,571    100.00      8.100      663      228,268      80.30     47.01     70.30   15.13
                             ===     ==========    ======      =====      ===      =======      =====     =====    ======   =====

As of the Cut-off Date, the Combined Loan-to-Value Ratios of the Mortgage Loans ranged from 18.25% to 100.00% and the weighted average Combined Loan-to-Value Ratio for Mortgage Loans was approximately 95.99%. . This table was calculated using the Combined

DEBT-TO-INCOME RATIOS

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF DEBT-TO-         MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
INCOME RATIOS               LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
20.00% or less                 2        104,583      0.63      8.810      693       52,291      70.20     12.97    100.00    0.00
20.01% to 25.00%               0              0      0.00      0.000        0            0       0.00      0.00      0.00    0.00
25.01% to 30.00%               3      1,041,217      6.25      7.382      671      347,072      76.97     28.52     78.49    0.00
30.01% to 35.00%               2        168,774      1.01      8.597      594       84,387      80.00     33.71    100.00    0.00
35.01% to 40.00%               8      1,136,729      6.82      7.853      658      142,091      75.36     37.33     93.14   41.13
40.01% to 45.00%               7      1,640,949      9.85      7.718      656      234,421      84.79     42.35     80.76   11.94
45.01% to 50.00%              22      6,087,788     36.53      8.184      673      276,718      79.50     48.19     54.72   22.16
50.01% to 55.00%              22      5,346,585     32.09      8.188      658      243,027      80.59     52.07     70.55    9.50
55.01% to 60.00%               7      1,136,946      6.82      8.554      653      162,421      85.67     55.26    100.00    0.00
                             ---     ----------    ------      -----      ---      -------      -----     -----    ------   -----
TOTAL:                        73     16,663,571    100.00      8.100      663      228,268      80.30     47.01     70.30   15.13
                             ===     ==========    ======      =====      ===      =======      =====     =====    ======   =====

As of the Cut-off Date, the Debt-to-Income Ratios of the Mortgage Loans ranged from 2.35% to 58.36% and the weighted average Debt-to-Income Ratio for Mortgage Loans with Debt-to-Income Ratios was approximately 45.17%.

LOAN PURPOSE

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
LOAN PURPOSE                LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
Purchase                      52     12,917,332     77.52      8.078      667      248,410      81.41     47.15    67.27    15.67
Refinance - Cashout           21      3,746,239     22.48      8.174      650      178,392      76.48     46.52    80.76    13.24
                             ---     ----------    ------      -----      ---      -------      -----     -----    ------   -----
TOTAL:                        73     16,663,571    100.00      8.100      663      228,268      80.30     47.01    70.30    15.13
                             ===     ==========    ======      =====      ===      =======      =====     =====    ======   =====

PROPERTY TYPE

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
PROPERTY TYPE               LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
Two- to Four-Family           73     16,663,571    100.00      8.100      663      228,268      80.30     47.01    70.30    15.13
                             ---     ----------    ------      -----      ---      -------      -----     -----    ------   -----
TOTAL:                        73     16,663,571    100.00      8.100      663      228,268      80.30     47.01    70.30    15.13
                             ===     ==========    ======      =====      ===      =======      =====     =====    ======   =====

DOCUMENTATION

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
DOCUMENTATION               LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
Full Documentation            55     11,714,937     70.30      8.220      647      212,999      80.07     46.75    100.00    8.86
Stated                        17      4,840,649     29.05      7.793      703      284,744      80.86     47.59      0.00   30.64
Low                            1        107,985      0.65      8.875      666      107,985      80.00     48.65      0.00    0.00
                             ---     ----------    ------      -----      ---      -------      -----     -----    ------   -----
TOTAL:                        73     16,663,571    100.00      8.100      663      228,268      80.30     47.01     70.30   15.13
                             ===     ==========    ======      =====      ===      =======      =====     =====    ======   =====

OCCUPANCY

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
OCCUPANCY                   LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
Primary                       68     16,146,861     96.90      8.090      663      237,454      80.47     47.22     69.35   14.99
Investment                     5        516,709      3.10      8.393      667      103,342      74.86     40.33    100.00   19.35
                             ---     ----------    ------      -----      ---      -------      -----     -----    ------   -----
TOTAL:                        73     16,663,571    100.00      8.100      663      228,268      80.30     47.01     70.30   15.13
                             ===     ==========    ======      =====      ===      =======      =====     =====    ======   =====

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
MORTGAGE LOANS AGE        MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
(MONTHS)                    LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
0                              7      1,564,745      9.39      8.374      663     223,534.95    75.26     48.27     91.14    0.00
1                             39     10,502,200     63.02      7.738      665     269,287.18    79.31     47.11     67.52   14.87
2                             23      4,200,923     25.21      8.695      656     182,648.81    82.78     45.87     66.71   22.84
3                              2        150,352      0.90     11.171      636      75,175.99   100.00     55.20    100.00    0.00
4                              1        102,936      0.62      9.125      767     102,935.92   100.00     39.76    100.00    0.00
5                              1        142,415      0.85     10.250      670     142,415.40   100.00     55.35    100.00    0.00
                             ---     ----------    ------     ------      ---     ----------   ------     -----    ------   -----
TOTAL:                        73     16,663,571    100.00      8.100      663        228,268    80.30     47.01     70.30   15.13
                             ===     ==========    ======     ======      ===     ==========   ======     =====    ======   =====

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 1 months.

ORIGINAL PREPAYMENT PENALTY TERM

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
ORIGINAL PREPAYMENT       MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
PENALTY TERM                LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
None                          24      5,175,156     31.06      9.015      654      215,632      82.15     48.71     92.08    1.93
12 Months                      4        895,455      5.37      7.883      674      223,864      77.29     44.50    100.00   41.04
24 Months                     22      6,696,148     40.18      7.742      669      304,370      80.65     46.30     47.01   27.74
36 Months                     23      3,896,811     23.39      7.549      663      169,427      77.93     46.53     74.59    5.03
                             ---     ----------    ------     ------      ---      -------     ------     -----    ------   -----
TOTAL:                        73     16,663,571    100.00      8.100      663      228,268      80.30     47.01     70.30   15.13
                             ===     ==========    ======     ======      ===      =======     ======     =====    ======   =====

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 31 months.

CREDIT SCORES

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF                  MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
CREDIT SCORES               LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
476 to 500                     0              0         --        --        0            0         --        --      0.00    0.00
501 to 525                     0              0         --        --        0            0         --        --      0.00    0.00
526 to 550                     1        137,587       0.83     8.250      545      137,587      55.00     37.58    100.00    0.00
551 to 575                     4        413,233       2.48     8.228      553      103,308      76.12     41.07    100.00    0.00
576 to 600                     5      1,313,258       7.88     8.091      591      262,652      82.65     44.40    100.00    0.00
601 to 625                    12      2,402,834      14.42     9.259      615      200,236      81.92     49.65    100.00    0.00
626 to 650                    16      2,890,146      17.34     8.414      639      180,634      81.10     49.93     85.86   19.72
651 to 675                    11      2,222,337      13.34     8.577      667      202,031      81.78     48.65     72.35    0.00
676 to 700                    12      3,776,220      22.66     7.333      691      314,685      78.56     44.21     54.84   23.28
701 to 725                     5      1,967,500      11.81     7.316      710      393,500      79.07     47.02     51.41   44.50
726 to 750                     3        727,480       4.37     8.361      732      242,493      80.44     47.59     16.36   26.94
751 to 775                     4        812,976       4.88     7.398      772      203,244      82.14     45.54     19.35    0.00
776 to 800                     0              0         --        --        0            0         --        --      0.00    0.00
801 to 825                     0              0         --        --        0            0         --        --      0.00    0.00
                             ---     ----------    -------    ------      ---      -------     ------     -----    ------   -----
TOTAL:                        73     16,663,571     100.00     8.100      663      228,268      80.30     47.01     70.30   15.13
                             ===     ==========    =======    ======      ===      =======     ======     =====    ======   =====

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 525 to 817 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 642.

GROSS MARGINS
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF                  MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
GROSS MARGINS               LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC      IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
3.001% to 3.500%               0              0        --         --        0            0         --        --     0.00     0.00
3.501% to 4.000%               0              0        --         --        0            0         --        --     0.00     0.00
4.001% to 4.500%               0              0        --         --        0            0         --        --     0.00     0.00
4.501% to 5.000%               0              0        --         --        0            0         --        --     0.00     0.00
5.001% to 5.500%               0              0        --         --        0            0         --        --     0.00     0.00
5.501% to 6.000%               9      3,096,924     23.58      6.860      687      344,103      76.53     42.96    71.22    62.28
6.001% to 6.500%              10      3,386,790     25.79      7.214      695      338,679      77.46     49.87    28.37    11.69
6.501% to 7.000%              14      4,580,578     34.88      8.752      639      327,184      82.39     47.17    90.83     4.28
7.001% to 7.500%               6      1,606,420     12.23      8.271      671      267,737      78.44     50.56    65.69     0.00
7.501% to 8.000%               5        463,185      3.53      8.941      641       92,637      79.93     40.88    59.85     0.00
8.001% to 8.500%               0              0        --         --        0            0         --        --     0.00     0.00
8.501% to 9.000%               0              0      0.00      0.000        0            0       0.00      0.00     0.00        0
                             ---     ----------    ------     ------      ---      -------     ------     -----    ------   -----
TOTAL:                        44     13,133,897    100.00      7.857      669      298,498      79.17     47.07    65.93    19.19
                             ===     ==========    ======     ======      ===      =======     ======     =====    ======   =====

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 4.500% per annum to 10.250% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 6.755% per annum.

MAXIMUM MORTGAGE RATES
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF MAXIMUM          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
MORTGAGE RATES              LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
12.501% to 13.000%            11      4,028,924     30.68      6.890      698      366,266      77.25     44.58     54.75   57.70
13.001% to 13.500%             9      2,829,790     21.55      7.326      668      314,421      76.41     50.00     47.21    0.00
13.501% to 14.000%             5      1,449,850     11.04      7.946      634      289,970      82.28     45.39     86.48   13.52
14.001% to 14.500%             7      2,059,220     15.68      8.321      679      294,174      78.78     49.59     73.23    0.00
14.501% to 15.000%             8      1,343,198     10.23      8.755      661      167,900      79.98     41.69     69.48    0.00
15.501% to 16.000%             3        947,914      7.22      9.687      618      315,971      80.00     49.86    100.00    0.00
16.501% to 17.000%             1        475,000      3.62     10.750      607      475,000     100.00     54.54    100.00    0.00
                             ---     ----------    ------     ------      ---      -------     ------     -----    ------   -----
TOTAL:                        44     13,133,897    100.00      7.857      669      298,498      79.17     47.07    65.93    19.19
                             ===     ==========    ======     ======      ===      =======     ======     =====    ======   =====

----------
As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 11.500% per annum to 17.250% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 13.735% per

NEXT RATE ADJUSTMENT DATE
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
NEXT RATE                 MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
ADJUSTMENT DATE             LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
July 2008                      2        763,500      5.81      6.874      703      381,750      77.59     43.13     48.13   100.00
August 2008                   15      5,705,990     43.44      7.353      674      380,399      78.69     45.98     50.97    25.61
September 2008                 1         92,024      0.70      7.000      665       92,024      80.00     54.57    100.00     0.00
July 2009                      7      1,788,008     13.61      9.025      631      255,430      80.00     46.87     81.43     0.00
August 2009                   15      3,519,550     26.80      8.147      665      234,637      80.37     49.21     82.55     2.84
September 2009                 3      1,068,824      8.14      8.435      678      356,275      77.24     49.59     87.03     0.00
July 2011                      1        196,000      1.49      7.750      735      196,000      80.00     40.17      0.00   100.00
                             ---     ----------    ------     ------      ---      -------     ------     -----    ------   ------
TOTAL:                        44     13,133,897    100.00      7.857      669      298,498      79.17     47.07     65.93    19.19
                             ===     ==========    ======     ======      ===      =======     ======     =====    ======   ======